UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 25, 2009 (February 25, 2009)

ERHC ENERGY INC.
(Exact name of registrant as specified in its charter)

Colorado	000-1-7325	88-0218499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5444 Westheimer Road, Suite 1440, Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code		(713) 626-4700

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On February 25, 2009, ERHC Energy Inc. (the “Company”) is issuing an update to investors and associated news release announcing the release of an independent assessment of the Company’s unrisked and risked prospective resources in the Joint Development Zone (JDZ). The assessment was prepared by independent engineering firm Netherland Sewell and Associates, Inc. It will examine oil prospects in JDZ Blocks 2, 3 and 4 in which ERHC has interests. The release also will update investors on the status of oil exploration and implementation of the Company’s growth strategy.

.
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit number	Description
99.1	Press Release dated February 25, 2009
99.2	Investor Update dated February 25, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERHC ENERGY INC.

Dated :February 25, 2009	By:	/s/ Peter Ntephe
		Name:	Peter Ntephe
		Title:	Chief Operating Officer and Acting Chief Executive Officer